UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

HEARTBEAM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210

Santa Clara, CA 95050

(Address of principal executive offices, including zip code)

(408) 899-4443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2026, HeartBeam, Inc. (the “Company”), entered into an At-The-Market Equity Offering Sales Agreement (the “Sales Agreement”) with Titan Partners Securities LLC, as sales agent, pursuant to which the Company may sell, from time to time, an aggregate of up to $25,000,000 of its common stock, par value $0.0001 per share (the “Shares”).

The Shares may be issued and sold from time to time through the sales agent pursuant to the Company’s shelf Registration Statement on Form S-3 (Reg. No. 333-293307). The Company has filed a prospectus supplement, dated August 14, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with respect to the Shares.

Sales of the Shares, if any, under this prospectus supplement may be made in transactions that are deemed to be “at the market offerings” pursuant to Rule 415 under the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions on the Nasdaq Capital Market at market prices, in block transactions, or as otherwise agreed upon by the sales agent and the Company.

The Company will pay the sales agent a commission of up to 3% of the gross sales price per share for any Shares sold through such sales agent under the Sales Agreement. The Company has provided the sales agent with customary indemnification and contribution rights.

The foregoing description is qualified in its entirety by reference to the Sales Agreement, a copy of which is included as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Sales Agreement dated August 14, 2026
5.1	Opinion of Lucosky Brookman LLP
23.1	Consent of Lucosky Brookman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: August 14, 2026	By:	/s/ Timothy Cruickshank
	Name:	Timothy Cruickshank
	Title:	Chief Financial Officer

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